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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





Date of Report (Date of Earliest Event Reported):  March 20, 1998
                                                  ----------------


                         Atlantic Premium Brands, Ltd.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     1-13747                  36-3761400
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(State or Other Jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)



           650 Dundee Road, Suite 370, Northbrook, Illinois       60062
           ------------------------------------------------     ----------
               (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code (847) 480-4000
                                                          --------------

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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

     On March 20, 1998, Atlantic Premium Brands, Ltd. (the "Company") acquired substantially all of the assets of J.C. Potter Sausage Company ("J.C. Potter"). The acquisition was consummated pursuant to an Asset Purchase Agreement dated March 6, 1998 among Potter's Acquisition Corp., a Delaware corporation (a newly-formed subsidiary of the Company which subsequently changed its name to Potter Sausage Co.); J.C. Potter Sausage Company, an Oklahoma corporation; Potter's Farm, Inc., an Oklahoma corporation; Potter Rendering Co., an Oklahoma corporation; Potter Leasing Company, an Oklahoma limited partnership; and Ms. Donnis Potter, in her capacity as representative of all of the sellers. The following discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K filed herewith, previously filed or to be subsequently filed as indicated.

     J.C. Potter is engaged in the manufacturing, marketing and distribution of premium, branded breakfast sausage, primarily in Oklahoma, Arkansas and Texas. Its products are sold under the J.C. Potter brand name and are generally delivered to the retail grocery trade through its own distribution system. In addition, J.C. Potter manufactures products for other branded food companies on a private-label basis. The Company intends to continue to use the assets of J.C. Potter for substantially the same purpose as they were used prior to their acquisition by the Company.

     The effective date of the acquisition was September 1, 1997, resulting in the Company receiving the economic benefit of all profits of J.C. Potter after that date. These profits were used to partially finance the $13 million purchase price. The remainder of the purchase price, as well as the refinancing of the Company's LaSalle National Bank credit facility, was financed with $18 million of borrowings under a new credit facility with Fleet Capital Corporation and with the sale of a $6.5 million Senior Subordinated Note and Warrants to Banc One Capital Partners, LLC.














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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a) To be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the registrant hereby undertakes to file financial statements required in response to this item on an amendment to this Current Report on Form 8-K no later than 60 days after April 6, 1998.

(b) To be filed by amendment. Pursuant to Item 7(b)(2) of Form 8-K, the registrant hereby undertakes to file financial statements required in response to this item on an amendment to this Current Report on Form 8-K no later than 60 days after April 6, 1998.

(c)  Exhibits.

     2 Asset Purchase Agreement dated as of March 6, 1998 among Potter's Acquisition Corp., J.C. Potter Sausage Company, Potter's Farm, Inc., Potter Rendering Co. and Potter Leasing Company, Ltd.(1)

______________
(1) Filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLANTIC PREMIUM BRANDS, LTD.


                                        By:    /s/ Merrick M. Elfman
                                               ---------------------
                                        Name:  Merrick M. Elfman
                                        Title: Chairman of the Board




Dated:  April 16, 1998








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                                 Exhibit Index
                                 -------------




Exhibit #                             Description
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    2        Asset Purchase Agreement dated as of March 6, 1998 among Potter's
             Acquisition Corp., J.C. Potter Sausage Company, Potter's Farm, Inc., Potter Rendering Co. and Potter Leasing Company, Ltd. (1)



__________________
(1) Filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and incorporated herein by reference.
























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